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                                                                    EXHIBIT 23.2

         As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.


                                                      /s/ Arthur Andersen LLP
                                                      -----------------------
                                                      ARTHUR ANDERSEN LLP


Nashville, Tennessee
May 22, 1998